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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-82473 and 333-60779) of Evolving Systems, Inc. of our report dated February 22, 2001 relating to the financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K/A.


PricewaterhouseCoopers LLP



Broomfield, Colorado
April 20, 2001